================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) NOVEMBER 2, 1999



                            LENNOX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                    001-15149                  42-0991521
(State of other jurisdiction   (Commission File Number)    (IRS Employer Number)
      of incorporation)                                      Identification No.)




         2100 LAKE PARK BLVD., RICHARDSON, TEXAS                        75080
        (Address of principal executive offices)                      (Zip code)


        Registrant's telephone number including area code: (972) 497-5440


                                 NOT APPLICABLE
           (Former name or former address if changed from last report)

================================================================================

ITEM 5.  OTHER EVENTS.

                  On November 2, 1999, Lennox International Inc. ("Lennox") issued a press release announcing a two-phase stock buy-back plan authorizing Lennox to purchase up to 5,000,000 shares of its outstanding common stock. Purchases will be made from time to time as market and business conditions warrant on an open-market basis at prevailing market prices. Additional information was also provided regarding the acquisition of Service Experts, Inc. A copy of such press release is included as an exhibit to this report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number                     Description
-------                    -----------
99.1                       Press Release dated November 2, 1999.






                                       2-

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    LENNOX INTERNATIONAL INC.



                                    By: /s/ Carl E. Edwards, Jr.
                                        ----------------------------------------
                                            Name: Carl E. Edwards, Jr.
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary


Date: November 3, 1999



                                       3-

                                  EXHIBIT INDEX


Exhibit
Number                     Description
------                     -----------

99.1                       Press Release dated November 2, 1999.



                                       4-